SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 20, 2004

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-1

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-103709	83-0349353

	333-103709-01	90-6024111

(State of Incorporation)	(Commission File Numbers)	(IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01 Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
Exhibit Index
Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate

Item 8.01 Other Events

     The Servicer Certificate relating to the Volkswagen Auto Loan Enhanced Trust 2003-1, for the Collection Period ended August 28, 2004, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing

Exhibit 20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended August 28, 2004 provided to The Bank of New York, as indenture trustee.	Filed with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: September 20, 2004	Volkswagen Public Auto Loan Securitization, LLC

	By:	/s/ Timothy J. Flaherty

Timothy J. Flaherty
Assistant Treasurer

Volkswagen Auto Loan Enhanced Trust 2003-1
By: VW Credit, Inc. as Administrator

By:	/s/ Timothy J. Flaherty

Timothy J. Flaherty
Assistant Treasurer

Exhibit Index

Designation	Description	Method of Filing

Exhibit 20	Volkswagen Auto Loan Enhanced Trust 2003-1 Servicer Certificate for the Collection Period ended August 28, 2004 provided to The Bank of New York, as indenture trustee.	Filed with this report.